UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2005


                        All American Semiconductor, Inc.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)


                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 6, 2005 Rick Gordon, an executive officer of All American Semiconductor, Inc. (the "Company"), voluntarily resigned as a member of the Company's Board of Directors in order to enable the Board of Directors to consist of a majority of independent directors, as required by Rule 4350(c) of The Nasdaq Stock Market within the time frame permitted by Rule 4350(a)(5) of The Nasdaq Stock Market. The Company's Board of Directors now consists of four independent directors and three management directors. Mr. Gordon will continue to be employed as an executive officer of the Company.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


Date: September 8, 2005                By: /s/ HOWARD L. FLANDERS
                                           -------------------------------------
                                           Howard L. Flanders
                                           Executive Vice President and
                                           Chief Financial Officer